SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                          -----------------------------


Date of report (Date of earliest event reported)           December 1, 2000
                                                 -------------------------------


                          INSPIRE PHARMACEUTICALS, INC.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                     000-31135              04-3209022
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(State or Other Jurisdiction            (Commission          (I.R.S. Employer
      of Incorporation)                 File Number)         Identification No.)


4222 Emperor Boulevard, Suite 470, Durham, North Carolina          27703-8466
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code     (919) 941-9777
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          (Former Name or Former Address, If Changed Since Last Report)

 Item 9. Regulation FD Disclosure.

         On or about December 1, 2000 Inspire Pharmaceuticals, Inc. is sending the following correspondence to its shareholders:


"December 2000


"Dear Shareholders:

"First, we would like to express our sincere appreciation to our many shareholders, longstanding and new, for your support of Inspire over these past several years. This has been an exciting time for the company, one of great growth, progress and change. The steadfast financial backing of our shareholders throughout our early development stages and in our recent initial public offering has created a solid platform for continued growth and development.

"As the holiday season approaches and the year 2000 comes to a close, now is an ideal time to share with you our many significant developments over the past year or so, as well as our expected achievements in the coming months.

"Final Private Financing Round
------------------------------
Thanks to leadership provided by InterWest Partners and New Medical Technologies, we successfully completed our final private financing round in the fall of 1999. This allowed for a significant enlargement of our development capabilities and acceleration of programs in the respiratory and ophthalmology areas. Importantly, this enabled us to move forward aggressively with a successful Phase II trial of INS365 Ophthalmic for dry eye disease.

"Genentech Agreement
--------------------
This $78m landmark agreement was signed in December 1999. It is a broad respiratory alliance involving rights to therapeutic indications such as chronic bronchitis, cystic fibrosis and sinusitis. It is truly a partnership, as we are working hand in hand with Genentech to move these programs rapidly forward. In 2000 we completed a Phase I/II trial of INS365 Respiratory in chronic bronchitis patients, reached agreement with the FDA on a Phase II and III clinical plan, and initiated a large multicenter Phase II trial. We also initiated and completed Phase I testing of INS37217 Respiratory for cystic fibrosis, triggering a milestone payment from Genentech. In 2001 we expect to achieve the following milestones with Genentech:

   []   Advance INS37217 Respiratory into Phase I/II  for cystic fibrosis;
   []   Initiate clinical testing of INS37217 Respiratory for sinusitis;
   [] Complete patient enrollment in the multicenter Phase II trial of INS365 Respiratory for chronic bronchitis.

"Initial Public Offering
------------------------
We were pleased to have successfully completed our initial public offering in August of this year, selling 6,325,000 shares at $12/share. This provided the company net proceeds of $69m for use in advancing our various discovery and development programs, and for general corporate purposes, placing the company on a solid financial foundation for future growth and achievement.

"Positive Phase II Results
--------------------------
Just last month we announced that we completed a large multicenter Phase II clinical trial of INS365 Ophthalmic for the treatment of dry eye disease, a significant and widespread disorder of the ocular surface for which no pharmacologically-active treatment is available. The trial produced positive results, which will be presented at the upcoming Association for Research in Vision and Ophthalmology (ARVO) meeting in late April. The data generated supports moving the program directly into Phase III testing. We expect to initiate two Phase III trials early next year, with their completion scheduled for 2002.

"Post-IPO Accomplishments
-------------------------
 [] Signed a strategic alliance with Kirin Brewery Company's Pharmaceutical Division for Asian rights to our lung-cancer diagnostic adjunct product, INS316 Diagnostic;
 [] Announced positive preclinical results for our novel therapeutic approach for vaginal dryness, a painful disorder affecting pari- and post-menopausal women;
 [] Expanded our Intellectual Property estate. Inspire now has some three dozen key patent filings, over half of which have issued in the US;
 [] Selected as Healthcare/Pharmaceutical Company of the Year 2000 in North Carolina by NCEITA, the NC Electronics and Information Technology Association.

"The productivity of the Inspire staff is a model for the industry. We have added a number of key employees over the past year or so, but remain a company of less than 40. We are able to move our many drug discovery and development programs along efficiently, thanks to the teamwork and dedication of all employees. We expect to remain in this lean and nimble mode for the foreseeable future, making good but selective use of external resources and strategic partners, while retaining commercial rights in key markets.

"We are optimistic and enthusiastic about Inspire's future. We are bringing forward novel approaches for the treatment of a number of serious diseases, ones poorly treated by current therapies. These breakthrough treatments represent large commercial opportunities in many cases, offering potentially substantial returns to Inspire.

"In the coming years, we look forward to further progress on a number of important therapeutic fronts, to the signing of new partnership agreements, and to keeping you informed of other important milestones and achievements. Again, thank you for your ongoing support of Inspire.

"Sincerely,

      "/s/ Christy L. Shaffer, Ph.D.              /s/ Gregory J. Mossinghoff

      "Christy L. Shaffer, Ph.D.                  Gregory J. Mossinghoff
      President and                               Senior Vice President and
      Chief Executive Officer                     Chief Business Officer

"Disclaimer: The forward-looking statements in this letter relating to management's expectations and beliefs are based on preliminary information and management assumptions. Such forward-looking statements are subject to a wide range of risks and uncertainties that could cause results to differ in material respects, including those relating to product development, revenue and earnings expectations, intellectual property rights and litigation, competitive products, results of clinical trials, the need for additional research and testing, delays in manufacturing, funding, and the timing and content of decisions made by regulatory authorities, including the U.S. Food and Drug Administration. Further information regarding factors that could affect the Company's results is included in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events."






                                    * * * * *

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Inspire Pharmaceuticals, Inc.


                                                By:  /s/ Gregory J. Mossinghoff
                                                   ----------------------------
                                                   Gregory J. Mossinghoff,
                                                   Senior Vice President and
                                                   Chief Business Officer


Dated:  December 1, 2000